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                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the Form S-1 Registration Statement of Northbrook Life Insurance Company (File No. 33-90272).



                                           /s/FREEDMAN, LEVY, KROLL & SIMONDS



Washington, D.C.
March 27, 1998


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